Exhibit 10.5

CERTIFICATE OF AMENDMENT TO

CERTIFICATE OF DESIGNATIONS, PREFERENCES

AND RIGHTS OF SERIES A CUMULATIVE PREFERRED STOCK

OF

NBCUNIVERSAL ENTERPRISE, INC.

Under Section 242 of the

General Corporation Law of the State of Delaware

NBCUniversal Enterprise, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

1. The undersigned is a duly elected officer of the Corporation.

2. The original Certificate of Designations, Preferences and Rights of Series A Cumulative Preferred Stock of the the Corporation (the “Original Certificate”) was filed with the Secretary of State of the State of Delaware on March 19, 2013.

3. The board of directors of the Corporation (the “Board”), in accordance with Sections 141(f) and 242 of the DGCL, has declared it advisable that the Original Certificate be amended as set forth in this Certificate of Amendment to the Original Certificate.

4. The Corporation’s stockholders have duly approved and adopted this Certificate of Amendment in accordance with the provisions of Sections 228 and 242 and the provisions of the Original Certificate.

5. Pursuant to the foregoing resolutions of the Board and the Corporation’s stockholders, in accordance with Sections 103 and 242 of the DGCL, the first sentence of Section 4(a) of the Original Certificate is hereby amended by replacing the words “determined by the Board on the first date of issuance of a share or shares of Series A Cumulative Preferred Stock and maintained on file with the Secretary of the Corporation” with the words “of 5.25% per annum on the Liquidation Preference (as defined below)”.

IN WITNESS WHEREOF, NBCUniversal Enterprise, Inc. has caused this amendment to the Certificate of Designations, Preferences and Rights of Series A Cumulative Preferred Stock of the Corporation to be duly executed by its authorized officer this 19th day of March, 2013.

NBCUNIVERSAL ENTERPRISE, INC.

By:	/s/ Rosemarie S. Teta
	Name:	Rosemarie S. Teta
	Title:	Vice President